SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
( )	Preliminary Proxy Statement	( ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(e)(2)
(X)	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

_______________________________________________________________________________________________

THE WILLAMETTE FUNDS
_______________________________________________________________________________________________

 (Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
(X)	No fee required.
( )	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
( )	Fee paid with preliminary materials.
( )

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

VALUE FUND
SMALL CAP GROWTH FUND
GLOBAL HEALTH SCIENCES FUND
TECHNOLOGY FUND

Each a Series of
THE WILLAMETTE FUNDS
3435 Stelzer Road
Columbus, Ohio 43219
1-877-945-3863

___________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on August 29, 2003

___________

To the Shareholders:

Notice is hereby given that The Willamette Funds (the "Trust") will hold a special meeting of shareholders of the Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund (the "Funds"), at the offices of the Trust's administrator, 60 State Street, Suite 1300, Boston, Massachusetts 02109, on August 29, 2003 at 11:00 a.m., Eastern Time, as adjourned from time to time (the "Meeting"), for the purposes listed below:

I.	To approve a new investment advisory agreement with Integrity Money Management, Inc.; and
II.	To consider and act upon any other business as may properly come before the Meeting.

After careful consideration, the Trustees of the Trust unanimously approved each of the proposals and recommend that shareholders vote "FOR" the proposals.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Trust's Board of Trustees has fixed the close of business on June 20, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of a Fund is entitled to one vote for each dollar invested with respect to each proposal. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Regardless of whether you plan to attend the Meeting in person, please vote your shares. PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

By Order of the Board of Trustees,
S. Christopher Clark Secretary

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE PROMPTLY.

VALUE FUND
SMALL CAP GROWTH FUND
GLOBAL HEALTH SCIENCES FUND
TECHNOLOGY FUND

Each a Series of
THE WILLAMETTE FUNDS
3435 Stelzer Road
Columbus, Ohio 43219
1-877-945-3863

___________

PROXY STATEMENT

___________

Special Meeting of Shareholders

To be held on August 29, 2003

This proxy statement and enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of The Willamette Funds (the "Trust") for use at a special meeting of shareholders of the Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund (the "Funds"), at the offices of the Trust's administrator, 60 State Street, Suite 1300, Boston, Massachusetts 02109, on August 29, 2003 at 11:00 a.m., Eastern Time, as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of the Funds with respect to the proposals set forth in the accompanying notice. It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about July 1, 2003.

Shareholder Reports

Shareholders can find important information about the Trust in the Trust's annual report dated March 31, 2003, which has been mailed previously to shareholders. If you have not received this report or would like to receive an additional copy, please contact the Trust by writing to the above address, or by calling the telephone number above. A copy of the report will be provided free of charge.

INTRODUCTION

Willamette Asset Managers, Inc. ("Willamette"), an Oregon corporation with its principal place of business located at 220 N.W. 2nd Ave., Suite 950, Portland, Oregon 97209, serves as the Funds' investment adviser pursuant to investment advisory agreements dated April 1, 2001 between Willamette and the Trust (the "Current Advisory Agreements"). Willamette has served as the investment adviser of each Fund since the Funds' inceptions as series of another investment company, The Coventry Group.

The Board and Willamette have concluded that the Funds' asset growth and investment performance have been more modest than initially envisioned, with the result that the Funds operate with relatively high operating expense ratios, and that the prospects for future growth, lower operating expenses, and improved investment performance are limited should Willamette continue to manage the assets of the Funds. After extended consideration of the Funds' prospects and possible alternatives to continued investment operations, upon recommendation of Willamette and the management of the Trust, the Board, including all of the Trustees who are not "interested persons" (for regulatory purposes) of the Trust or Willamette (the "Independent Trustees"), reviewed and unanimously approved the proposed reorganization of the Funds as series of another investment company, contingent upon shareholder approval of an investment advisory agreement with a successor investment adviser.

On June 10, 2003, the Trust entered into an Agreement and Plan of Reorganization ("Reorganization Plan") on behalf of each of the Funds with The Integrity Funds (the "Acquiring Trust"), on behalf of the Integrity Value Fund, Integrity Small Cap Growth Fund, Integrity Health Sciences Fund and Integrity Technology Fund (each an "Acquiring Fund" and collectively, the "Acquiring Funds"), each a separate series of the Acquiring Trust. The Reorganization Plan contemplates the transfer of all assets of each Fund to a corresponding Acquiring Fund and the assumption by each Acquiring Fund of the liabilities of the respective Fund, in exchange for shares of the corresponding Acquiring Fund, which will then be distributed to shareholders of each Fund (the "Reorganizations"). Accordingly, following completion of the proposed Reorganizations, shareholders of each Fund will own shares of the corresponding Acquiring Fund, as set forth in the chart below:
Fund	Corresponding Acquiring Fund
Value Fund	Integrity Value Fund
Small Cap Growth Fund	Integrity Small Cap Growth Fund
Global Health Sciences Fund	Integrity Health Sciences Fund
Technology Fund	Integrity Technology Fund

Each corresponding Acquiring Fund will have investment objectives, policies and restrictions that are substantially similar to its counterpart Fund, and will have no assets prior to the completion of the proposed Reorganizations. However, unlike the Value Fund, the Integrity Value Fund will not invest half of its assets in the ten highest yielding stocks of the Dow Jones Industrial Average, but will maintain the current value mandate through active management of the entire portfolio.

Integrity Money Management, Inc. ("Integrity Management") serves as the investment adviser of the Acquiring Funds. Integrity Management is not affiliated with Willamette, or any sub-adviser of a Fund. While the Trust's organizational documents do not require Fund shareholder approval of the proposed Reorganizations, because the proposed transactions would have the effect of changing the investment adviser of the Funds, the Board approved the proposed Reorganization of each Fund contingent upon receipt of Fund shareholder approval of the investment advisory agreement between the corresponding Acquiring Fund and Integrity Management. The Board recommends that the shareholders of each Fund approve the investment advisory agreement applicable to the corresponding Acquiring Fund.

PROPOSAL I
APPROVAL OF NEW INVESTMENT
ADVISORY AGREEMENTS

The Funds' Current Investment Management Arrangements

The Current Advisory Agreements. Willamette has served as the Funds' investment adviser pursuant to the Current Advisory Agreements since the organization of the Trust in 2001, and each agreement was approved by the Board at the Trust's organizational meeting held on March 26, 2001 and the initial shareholder of each Fund on April 1, 2001. The Current Advisory Agreements were last approved for continuance by the Board, including a majority of the Independent Trustees, on March 12, 2003.

Under the terms of the Current Advisory Agreements, Willamette is responsible for providing or procuring investment advisory services on behalf of each Fund, including development of an investment program with respect to each Fund's assets, as well as the general management of each Fund. Willamette is obligated to manage the Funds in accordance with the applicable policies of the Trust and each Fund. Consistent with the requirements of the Investment Company Act of 1940 ("1940 Act"), each Current Advisory Agreement provides that Willamette shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund in connection with the performance of the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Willamette in the performance of its duties, or from reckless disregard by Willamette of its duties and obligations thereunder.

Each Current Advisory Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the particular Fund, or by Willamette. Each Current Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Each Fund pays Willamette investment advisory fees which are computed daily and paid monthly at the following annual rates for each Fund (calculated as a percentage of the particular Fund's average daily net assets):

Fund	Investment Advisory Fee
Value Fund	1.00%
Small Cap Growth Fund	1.20%
Global Health Sciences Fund	1.20%
Technology Fund	1.20%

Willamette may periodically waive all or a portion of its advisory fee to increase the net income of a Fund available for distribution as dividends or to limit a Fund's total operating expenses. For the fiscal year ended March 31, 2003, Value Fund, Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund paid $104,627, $231,368, $160,126 and $75,651, respectively, to Willamette in investment advisory fees.

Sub-Advisory Arrangements. For each Fund, Willamette has retained a sub-adviser to provide portfolio management services. The Bank of New York ("BONY"), located at One Wall Street, New York, New York 10286, serves as sub-adviser to the Value Fund and Small Cap Growth Fund. U.S. Bancorp Asset Management, Inc. ("USBAM"), located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as sub-adviser to the Technology Fund. Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, New York, New York 10017, serves as sub-adviser to the Global Health Sciences Fund. Each sub-adviser serves as such pursuant to sub-investment advisory agreements dated as of April 1, 2001, between Willamette, the Trust and the sub-adviser or its predecessor (the "Sub-Advisory Agreements"). BONY, USBAM and Credit Suisse have served as the Funds' sub-advisers pursuant to the Sub-Advisory Agreements since the organization of the Trust in 2001, and each agreement was approved by the Board at the Trust's organizational meeting held on March 26, 2001 and the initial shareholder of each Fund on April 1, 2001. The Sub-Advisory Agreements were last approved for continuance by the Board, including a majority of the Independent Trustees, on March 12, 2003. Each Sub-Advisory Agreement has provisions for continuation and termination similar to those of the Current Advisory Agreements.

Willamette pays the fees of each sub-adviser, at no additional cost to a Fund. For its services to the Value Fund, Willamette pays BONY a fee, calculated daily and paid monthly, at an annual rate equal to the following amounts based on Value Fund's average daily net assets: (a) for the portion of Value Fund's portfolio, generally about 50% of Value Fund's assets, that is invested in dividend yielding stocks in the Dow Jones Industrial Average, 0.10% on assets up to $50,000,000; 0.07% on assets from $50,000,000 to $100,000,000; and 0.05% on assets in excess of $100,000,000, with a minimum annual fee of $10,000 for this portion of Value Fund's portfolio; and (b) for the remainder of Value Fund's portfolio, the annual fee rate is equal to 0.45%, with a minimum annual fee of $10,000 for this portion of Value Fund's portfolio. Willamette pays BONY a fee computed daily and paid monthly at an annual rate, calculated as a percentage of the Small Cap Growth Fund's average daily net assets, equal to 0.45%. For its services to the Global Health Sciences Fund, Willamette pays Credit Suisse a fee at an assessed rate, calculated as a percentage of Health Sciences Fund's average daily net assets, of 0.55%. Willamette pays USBAM a fee computed daily and paid monthly at an annual rate of 0.50%, calculated as a percentage of the Technology Fund's average daily net assets. For the fiscal year ending March 31, 2003, Willamette paid the sub-advisers the indicated amounts for their services as sub-advisers to the Funds:
Fund	Sub-Adviser	Fees
Value Fund	BONY	$28,772
Small Cap Growth Fund	BONY	$104,116
Global Health Sciences Fund	Credit Suisse	$71,334
Technology Fund	USBAM	$54,037

The Funds are authorized to execute portfolio transactions through, and to pay commissions to, broker-dealers affiliated with the sub-advisers, and to purchase securities in underwritings in which such broker-dealers are members of the underwriting syndicate. During the fiscal year ended March 31, 2003, Global Health Sciences Fund paid brokerage commissions equal to $10,881 to Credit Suisse First Boston, a broker-dealer affiliate of Credit Suisse, which represent 35.67% of the aggregate brokerage commissions paid by the Fund.

Upon consummation of the Reorganizations, the Sub-Advisory Agreements will terminate and will not be renewed by Integrity Management.

The Acquiring Funds' Investment Management Arrangements

The New Advisory Agreements. The proposed investment advisory arrangements between the Acquiring Trust and Integrity Management (the "New Advisory Agreements"), a form of which is attached as Appendix A, are substantially similar to the Current Advisory Agreements. Investment advisory fees payable under each New Advisory Agreement are identical to the investment advisory fees payable under the Current Advisory Agreement applicable to the corresponding Fund. Under the New Advisory Agreements, Integrity Management will furnish the Acquiring Funds with investment advice and, in general, supervise the management and investment programs of each Acquiring Fund.

The New Advisory Agreements provide that Integrity Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring Funds in connection with the matters to which the New Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Integrity Management in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Advisory Agreements. Each New Advisory Agreement will continue in effect for a period of up to two years after it takes effect, and from year to year thereafter, as long as its continuation is approved at least annually by the Acquiring Trust's Board of Trustees or by vote of a majority of the outstanding shares of the applicable Acquiring Fund, and a majority of the Acquiring Trust's Trustees who are not parties to the New Advisory Agreements or interested persons (for regulatory purposes) of any party to the New Advisory Agreements by votes cast in person at a meeting called for that purpose.

Each New Advisory Agreement will be terminable without penalty at any time on 60 days' written notice by the Trustees of the Acquiring Trust, by vote of a majority of the outstanding shares of the particular Acquiring Fund, or by Integrity Management. The New Advisory Agreements also will terminate automatically in the event of any assignment, as defined in the 1940 Act.

The Board does not anticipate that the New Advisory Agreements will cause any reduction in the quality or types of services that would be provided to the Acquiring Funds as compared to those currently provided to the Funds.

The foregoing discussion is qualified in its entirety by reference to the attached form of New Advisory Agreement.

Manager of Managers Structure. The Acquiring Trust intends to apply to the SEC for an order permitting the Acquiring Funds to be managed under a "manager of managers" structure. The Funds currently employ such a structure. If this order is granted, Integrity Management, subject to the supervision and approval of the Acquiring Trust's Board of Trustees, will be permitted to hire, terminate or replace investment sub-advisers for each of the Acquiring Funds without shareholder approval. However, if the Acquiring Funds hire a new sub-adviser, they will provide written information concerning the new sub-adviser to shareholders of the relevant Acquiring Fund. The purpose of the "manager of managers" structure is to give Integrity Management the maximum flexibility with respect to the management of the Acquiring Funds, and to permit Integrity Management and the Acquiring Trust's Board of Trustees to quickly react to poor investment performance by an investment sub-adviser or other service issues at less cost to shareholders. There is no guarantee that the Acquiring Trust will obtain this order from the SEC. Approval of the New Advisory Agreement by a Fund's shareholders will constitute authorization by the shareholders to seek such an order and implement a manager of managers structure upon receipt of the SEC order.

Acquiring Fund Operating Expenses. The sales charges applicable to the Acquiring Funds are identical to the sales charges applicable to the Funds. However, the total annual operating expense ratios of the Acquiring Funds are expected to be lower than the current annual operating expense ratios of the Funds. In addition, Integrity Management has contractually agreed to limit the total annual expenses (excluding any extraordinary expenses) of each Acquiring Fund to 2.65% of its average daily net assets until March 31, 2006. In order to show the benefit of such contractual arrangement to each Fund's shareholders, the current expenses of each Fund and estimated pro forma expenses of each Acquiring Fund, giving effect to the Reorganizations, are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended March 31, 2003. Pro forma fees, expenses and examples reflect estimated fees and expenses of the Acquiring Funds after giving effect to the proposed Reorganizations as of March 31, 2003. Pro forma numbers are estimated in good faith and are hypothetical.

	Value Fund	Small Cap Growth Fund	Technology Fund	Global Health Sciences Fund
Management Fees[1]	1.00%	1.20%[2]	1.20%[2]	1.20%[2]
Distribution (12b-1) and Service Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	2.14%	1.63%	2.92%	1.96%
Total Annual Operating Expenses	3.64%	3.33%[3]	4.62%[3]	3.66%[3]

Pro Forma Acquiring Funds	Integrity Value Fund	Integrity Small Cap Growth Fund	Integrity Technology Fund	Integrity Health Sciences Fund
Management Fees	1.00%	1.20%	1.20%	1.20%
Distribution (12b-1) and Service Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	1.63%	1.17%	1.63%	1.31%
Total Annual Operating Expenses	3.13%	2.87%	3.33%	3.01%
Expense Limitation	(0.48%)	(0.22%)	(0.68%)	(0.36%)
Total Annual Operating Expenses after Expense Limitation[4]	2.65%	2.65%	2.65%	2.65%
[1]	Willamette pays fees to the Funds' sub-advisers out of its investment advisory fees.
[2]	Willamette currently waives 0.20% of its investment advisory fee with respect to each of the Small Cap Growth Fund and Global Health Sciences Fund, and 0.50% of its investment advisory fee with respect to the Technology Fund, but may revise or terminate any waiver at any time.

[3]	During the period, certain fees were voluntarily waived. Total annual operating expenses after such waivers are estimated to be with respect to the Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund: 3.13%, 4.12% and 3.46%, respectively.

[4]	Integrity Management has contractually agreed to limit the total annual expenses of each Acquiring Fund to 2.65% of its average daily net assets until March 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by Integrity Management within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Example - This example is intended to help you compare the cost of investing in the Funds and in the Acquiring Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the relevant Acquiring Fund after the Reorganizations for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

	1 Year	3 Years	5 Years	10 Years
Value Fund	$920	$1,625	$2,350	$4,248
Small Cap Growth Fund	891	1,540	2,211	3,988
Technology Fund	1,011	1,889	2,773	5,013
Global Health Sciences Fund	922	1,631	2,358	4,265
Pro Forma
Integrity Value Fund	$828	$1,351	$1,996	$3,715
Integrity Small Cap Growth Fund	828	1,351	1,944	3,539
Integrity Technology Fund	828	1,351	2,035	3,849
Integrity Health Sciences Fund	828	1,351	1,972	3,634

Purchase and Sale Agreement. Integrity Mutual Funds, Inc. ("Integrity"), the parent company of Integrity Management, and Willamette have entered into an agreement under which Willamette will transfer its investment advisory business and related assets to Integrity in exchange for a purchase price equal to the following: (a) 1.50% of the aggregate net assets of the Funds as of the close of business on the business day immediately preceding the close of the Reorganizations ("Closing Date"), minus the difference between (i) interest on amounts deposited by Integrity in an escrow account prior to the Closing Date calculated at a variable rate of interest equal to the New York Prime Rate as published in the Wall Street Journal (adjusted monthly) plus 1.25%, and (ii) the interest actually credited on such amounts held in the escrow account; plus (b) 0.60% of the net assets of the Acquiring Funds (or a successor) attributable to Fund shareholders as of the Closing Date and new shareholders that are clients of Phillips and Company Securities Inc. ("Phillips and Company"), a broker-dealer affiliate of Willamette, as of the close of business on the one-year anniversary of the Closing Date; plus (c) 0.25% of the net assets of the Acquiring Funds (or a successor) attributable to Fund shareholders as of the Closing Date and new shareholders that are clients of Phillips and Company as of the close of business on the two-year anniversary of the Closing Date. By virtue of these payments and their positions with Phillips and Company, Timothy Phillips, Trustee, Chairman and Chief Executive Officer of the Trust, S. Christopher Clark, Secretary of the Trust, and James Smith, Treasurer of the Trust, may be considered to have a material interest in the approval of the New Advisory Agreements and the completion of the Reorganizations.

Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that an investment adviser (such as Willamette) to a registered investment company (such as the Trust) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in a assignment of an advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The Board has been advised by Willamette and Integrity that they are not aware of any circumstances arising from the Reorganizations that might result in an unfair burden being imposed on the Acquiring Trust or the Acquiring Funds. With respect to the other condition, Integrity will cause the Acquiring Trust to comply with the requirements of Section 15(f) and will assure that after the Reorganizations, at least 75% of the Board of Trustees of the Acquiring Trust are not "interested persons" for the applicable periods following completion of the Reorganizations.

Additional Information About Integrity Management and the Acquiring Trust

Integrity Management. Integrity Management, a North Dakota corporation, is a wholly-owned subsidiary of Integrity (formerly known as ND Holdings, Inc.), a venture capital corporation organized under the laws of the State of North Dakota. The address of Integrity Management and Integrity is 1 Main Street North, Minot, North Dakota 58703. Integrity Management also serves as investment adviser for other investment companies registered as such with the SEC under the 1940 Act. The name, address and principal occupation of the principal executive officer and each director of Integrity Management are set forth in Appendix C.

The Acquiring Trust. The Trust and the Acquiring Trust are both organized as Delaware statutory trusts. As a consequence, the Acquiring Trust and its shareholders benefit from the same advantages the Delaware Statutory Trust Act (the "Delaware Act") offers investment companies as the Trust and its shareholders. Investment companies formed as Delaware statutory trusts under the Delaware Act are granted a significant amount of operational flexibility, resulting in efficiencies of operation. For example, the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust. Similarly, no series of a Delaware statutory trust is liable for the debts of another series. The Delaware Act allows management of an investment company to take various actions without requiring shareholder approval, if permitted by the charter. The Delaware Act also permits any amendment to the trust's governing instrument without the need for a state filing, which reduces administrative burdens and costs. Delaware courts also are dedicated to business law matters and Delaware judges usually are well-versed in the Delaware Act as it applies to investment companies, reducing legal costs and uncertainties.

The Board of Trustees of the Acquiring Trust is composed of the following individuals:

Name, Address and Age	Position(s) held with the Acquiring Trust	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Series Overseen by the Trustee
Robert E. Walstad 1 Main Street North Minot, ND 58703 Age: 57	Trustee, Chairman, President, and Treasurer	Since May 2003

Director (since September 1987), President (September 1987 - October 2001 and September 2002 - present), Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.); Director, President and Treasurer, ND Money Management, Inc., ND Capital, Inc., ND Resources, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc.; Trustee, Chairman, President, and Treasurer, Ranson Managed Portfolios; Director, President, CEO, and Treasurer, The Ranson Company, Inc. (January 1996 to February 1997), and Ranson Capital Corporation; Director (since October 1999), President (October 1999 - October 2001 and September 2002 - present), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				11
Orlin W Backes 15 2nd Ave., SE, Suite 305 Minot, ND 58701 Age: 67	Trustee*	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), ND Insured Income Fund, Inc. (March 1995 to August 1999), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (since April 1995), Integrity Fund of Funds, Inc. (since April 1995), and Integrity Small-Cap Fund of Funds, Inc. (since September 1998); Trustee, Ranson Managed Portfolios; Director, First Western Bank & Trust.	11
Donald C. Greenhouse 72 South Main St. Canandaigua, NY 11424 Age: 66	Trustee*	Since July 2000	President and owner, Seneca Point Associates, Inc. (business consultants).	2
R. James Maxson 15 2nd Ave., SE, Suite 305 Minot, ND 58701 Age: 54	Trustee*	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (since January 1999), Integrity Fund of Funds, Inc. (since January 1999), and Integrity Small-Cap Fund of Funds, Inc. (since January 1999); Trustee, Ranson Managed Portfolios (since January 1999).	11
* Independent trustee.

The Reorganizations

On June 10, 2003, the Board approved the reorganization of the Funds into corresponding Acquiring Funds, each of which is newly created series of the Acquiring Trust. A form of the Reorganization Plan is attached as Appendix B, and qualifies in its entirety the following summary.

The Reorganizations provide for the transfer of all of the assets and liabilities of the Funds in exchange for shares of the corresponding Acquiring Funds. The Funds, as sole shareholders of the Acquiring Funds, will approve the New Advisory Contracts. Technically, this approval will be accomplished by a vote of the Funds prior to the effective date of the Reorganizations. Immediately thereafter, the Funds will distribute the shares of the Acquiring Funds received in the exchange to their shareholders, and then the Trust and the Funds will be liquidated.

After the Reorganizations, each shareholder of each Fund will own shares in the corresponding Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Fund held by that shareholder as of the close of business on the business day preceding the closing of the Reorganizations. Until the Reorganizations, shareholders of the Funds will continue to be able to redeem their shares. Redemption requests received after the Reorganizations will be treated as requests received by the relevant Acquiring Fund for the redemption of the shares received by the shareholder in the Reorganizations.

The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Funds nor the Acquiring Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan.

The anticipated closing date for the Reorganizations is September 19, 2003, although there is no assurance that the Reorganizations will be completed. Completion of each Reorganization will be subject to a number of conditions including, among others, (i) approval of the New Advisory Agreement by shareholders of each relevant Fund, and (ii) receipt of an opinion of Dechert LLP as to the Federal tax consequences of the Reorganization. If a New Advisory Agreement is not approved by shareholders of a Fund, the Reorganization will not be consummated with respect to that Fund. If the Reorganization is not completed for any reason with respect to a Fund, the relevant Current Advisory Agreement will remain in effect, and the Board will consider various options with respect to that Fund, which may include liquidation and dissolution of the Fund.

Costs Associated with Terminating Certain Service Arrangements. BISYS Fund Services Ohio, Inc. serves as administrator and fund accountant, and BISYS Fund Services, Inc. serves as transfer agent, of the Funds. These entities, each of which is located at 3435 Stelzer Road, Columbus, Ohio 43219, are collectively referred to herein as "BISYS." BISYS Fund Services L.P., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor of the Funds' shares. In accordance with provisions in the Trust's contractual arrangements with BISYS, the Funds may owe BISYS certain "liquidated damages" equal to the fees payable for the remainder of the current term of these agreements upon completion of the proposed Reorganizations. The current term of each of these agreements expires on March 31, 2006. In compromise of any liquidated damages payable under the agreements, which were estimated to be approximately $2.1 million as of a recent date, the Funds, with Board approval, and BISYS have agreed that the Funds will pay BISYS and its affiliates an amount equal to: (1) $550,000 prior to completion of the proposed Reorganizations; (2) a fee equal on an annual basis to 0.15% of the aggregate assets in the accounts of Fund shareholders that are transferred to the Acquiring Funds following the Reorganizations through March 31, 2006, such payments to be made quarterly on the basis of assets held in such accounts as of the end of each calendar quarter, subject to a maximum annual payment of $200,000; and (3) miscellaneous conversion fees estimated to be approximately $50,000. Although it is not a party to the BISYS agreements, Willamette has undertaken to pay $50,000 of the fees payable by the Funds in connection with the termination of BISYS agreements. In addition, any amounts payable following completion of the Reorganizations will not affect Integrity Management's contractual undertaking to limit the total annual expense ratios of each Acquiring Fund to 2.65% of its average daily net assets until March 31, 2006.

Evaluation by the Board

The Trust's Board has determined that the New Advisory Agreements will enable shareholders of the Funds, after the Reorganizations, to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously authorized the submission of the New Advisory Agreements to Fund shareholders for their approval.

In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by Willamette, Integrity, and the Acquiring Trust, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

The Trustees recommended that Fund shareholders approve the New Advisory Agreements on the basis of the following considerations, among others:

.	The New Advisory Agreements are similar to the Current Advisory Agreements and do not increase investment advisory fees borne by shareholders.
.

The fairness and reasonableness of the investment advisory fees payable to Integrity Management under the New Advisory Agreements, with respect to each Acquiring Fund, in light of the investment advisory services expected to be provided, the anticipated costs of these services and the comparability of the proposed fee to fees paid by comparable mutual funds.

.

The estimated total annual operating expense ratios of the Acquiring Funds are significantly lower than the current annual operating expense ratios of the Funds. In addition, Integrity Management has made a significant entrepreneurial commitment to the Acquiring Funds by contractually agreeing to limit the total annual expenses of each Acquiring Fund (including acquired liabilities) to 2.65% of its average daily net assets until March 31, 2006, subject to possible future recoupment.

.	The New Advisory Agreements will result in the continuation of the Funds' operations in very similar forms as the Acquiring Funds.
.

The Acquiring Funds will continue the current investment mandates of the Funds with certain modifications to the investment strategies employed by the Value Fund. In this regard, the Board believed that many of the Funds' shareholders had been attracted to the Funds because of their investment objectives and strategies. They also believed that many shareholders have remained in the Funds because of an ongoing commitment to these investment objectives and strategies.

.

Integrity Management's representations regarding its staffing and capabilities to manage each Acquiring Fund, including the retention of personnel with significant relevant portfolio management experience.

.	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and expected performance of Integrity Management.

In reaching its decision to recommend approval of the New Advisory Agreements, the Board did not identify any single factor as being of paramount importance. Based upon its review, the Board determined that each New Advisory Agreement is in the best interests of the corresponding Fund's shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously voted to recommend approval of the New Advisory Agreements by the Funds' shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

VOTING INFORMATION

Proxy Solicitation. The Trust is soliciting proxies by U.S. mail. Integrity is paying for the expense of the preparation, printing, and mailing of the enclosed proxy card, this proxy statement, and other expenses relating to the Meeting. Integrity has engaged Georgeson Shareholder Communications, Inc. to assist in proxy solicitation at a cost to Integrity of approximately $25,000. Employees of Willamette and Integrity Management may make additional solicitations to obtain the necessary representation at the Meeting, but will receive no additional compensation for doing so. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Shareholder Voting. Shareholders of record at the close of business on June 20, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar invested, with an appropriate fraction of a vote for a fraction of a dollar invested.

As of the Record Date, there were issued and outstanding the following number of shares for each Fund, representing the indicated number of votes:
	Outstanding Shares	Number of Votes
Value Fund	1,231,292.47 shares	9,973,469.01
Small Cap Growth Fund	2,066,910.98 shares	21,764,562.14
Technology Fund	1,944,739.39 shares	11,843,462.87
Global Health Sciences Fund	1,916,869.77 shares	16,178,380.85

The persons owning of record or beneficially 5% or more of the outstanding shares of a Fund as of the Record Date are set forth in Appendix D.

The presence in person or by proxy of the holders of 33 1/3% of the outstanding shares of each Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange, Inc. (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the Meeting without instructions from the beneficial owners of the Funds' shares.

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Voting by Mail. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with the proxy statement.

Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust prior to the Meeting; by submitting a properly-executed proxy bearing a later date, but prior to the Meeting; or by attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Required Vote. Shareholders of each Fund vote separately on Proposal I, and as necessary on any other proposal. Approval of Proposal I requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on the Proposal.

Shareholder Proposals. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the principal executive offices of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.
By Order of the Board of Trustees,
S. Christopher Clark, Secretary
July 1, 2003

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on September [ ], 2003 between Integrity Money Management, Inc., (the "Adviser") and The Integrity Funds. (the "Trust") on behalf of Integrity [ ] Fund (the "Fund").

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Certificate of Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, and the Fund is a new series of the Trust;

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1.       Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.        Investment Advisory Duties; Authority to Delegate to Sub-Adviser. Subject to the supervision of the Trustees of the Trust, the Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. The Adviser is authorized, at its own expense, to delegate to a sub-adviser such of its responsibilities hereunder as may be specified in an agreement with such sub-adviser, subject to such approvals by the Trustees and shareholders of the Fund as are required by the 1940 Act. In the event the Adviser does so delegate to a sub-adviser, the Adviser is further responsible for supervising the activities and performance of the sub-adviser, for taking reasonable steps to assure that the sub-adviser complies with the Fund's investment policies and procedures and with applicable legal requirements, and for reporting to the Trustees regarding these matters.

In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. Subject to the Fund's investment objective and policies, the Adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will determine what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.

The Adviser further agrees that, in performing its duties hereunder, it will:

a.   comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

b. use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

c.   place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

d.   furnish to the Trust, or to the Fund's administrator, Integrity Fund Services, Inc., ("Administrator") if so directed, whatever statistical information the Trust or Administrator may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Adviser's own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

e.   make available to the Administrator, and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

f.   immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect;

g. in making investment decisions for the Fund, use no inside information that may be in its possession, nor will the Adviser seek to obtain any such information.

3.         Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust or Fund (including the Trust's or Fund's share of payroll taxes), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser shall also pay the fees of any sub-adviser.

The Adviser shall not be required to pay any expenses of the Fund or Trust other than those specifically allocated to the Adviser in this section 3. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's or Fund's employees as are officers or employees of the Adviser whose services may be involved, for any expenses of other series of the Trust or for the following expenses of the Fund or Trust: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of the Fund's Administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Fund; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates, if any; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering shares of the Fund for sale and of compliance with applicable state notice filing requirements; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery or other office supplies; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, Trustees and employees of the Trust who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, Trustees or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

4.         Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for the Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to [ ]% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (Eastern time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section.

5.        Books and Records. The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 of the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

6.         Standard of Care and Limitation of Liability. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable to the Adviser, the Trust, the Fund or to any holder of the Fund's shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

7.         Services Not Exclusive. It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors or officers (or persons acting in similar capacities) or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

8.         Duration and Termination. This Agreement shall continue until September [ ], 2005, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

9.         Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10.         Proxies. Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

11.         Name Reservation. The Trust acknowledges and agrees that the Adviser has property rights relating to the use of the term "Integrity" and has permitted the use of such term by the Trust and the Fund. The Trust agrees that, unless otherwise authorized by the Adviser: (i) it will use the term "Integrity" only as a component of the name of the Fund and for no other purposes; (ii) it will not purport to grant to any third party any rights in such name; (iii) at the request of the Adviser, the Trust will take such action as may be required to provide its consent to use of the term by the Adviser, or any affiliate of the Adviser to whom the Adviser shall have granted the right to such use; and (iv) the Adviser may use or grant to others the right to use the term, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement, the Trust shall, upon request of the Adviser, cease to use the term "Integrity" as part of the name of the Fund, or in connection with the Trust or any series of the Trust. In the event of any such request by the Adviser that use of the term "Integrity" shall cease, the Trust shall cause its officers, directors and shareholders to take any and all such actions which the Adviser may request to effect such request and to reconvey to the Adviser any and all rights to the term "Integrity."

12. Miscellaneous.

a.    This Agreement shall be governed by the laws of the State of North Dakota, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

c.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

d. Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.

e.    The names "The Integrity Funds" and "Trustees of The Integrity Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust and Certificate of Trust dated February 9, 1998, to which reference is hereby made and a copy of such Certificate of Trust is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Integrity Funds" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of September [ ], 2003.
THE INTEGRITY FUNDS
By:---------------------------------- President

INTEGRITY MONEY MANAGEMENT, INC.
By:----------------------------------- President

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is adopted as of this _____ day of _____________, 2003, by and between The Integrity Funds (the "Acquiring Trust"), a Delaware statutory trust, on behalf of the Integrity Value Fund, Integrity Small Cap Growth Fund, Integrity Health Sciences Fund and Integrity Technology Fund (each an "Acquiring Fund" and collectively the "Acquiring Funds"), each a separate series of the Acquiring Trust, and The Willamette Funds, a Delaware statutory trust (the "Acquired Trust"), on behalf of the Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Technology Fund, and Willamette Global Health Sciences Fund (each an "Acquired Fund" and collectively the "Acquired Funds").

All references in this Plan to action taken by the Acquiring Funds or the Acquired Funds shall be deemed to refer to action taken by the Acquiring Trust or the Acquired Trust, respectively, on behalf of the respective portfolio series.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund in exchange solely for shares of beneficial interest ($[   ] par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by each Acquiring Fund of all liabilities of the corresponding Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the corresponding Acquired Fund in complete liquidation of each Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Trust and the Acquiring Trust are each an open-end, registered investment company of the management type and each Acquired Fund owns securities which generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust have determined that it is in the best interest of the Acquired Funds and the Acquiring Funds, respectively, that the assets of the Acquired Funds be acquired by the Acquiring Funds pursuant to this Plan and in accordance with the applicable statutes of the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	PLAN OF REORGANIZATION
1.1

Subject to any requisite approvals of the shareholders of each Acquired Fund and Acquiring Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer all of the assets of each Acquired Fund, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Trust the number of full and fractional Acquiring Fund Shares of each Acquiring Fund equal to the number of shares of the corresponding Acquired Fund as of the time and date set forth in paragraph 2.1; and (ii) to assume all liabilities of each Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2

The assets of the Acquired Funds to be acquired by the corresponding Acquiring Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Funds and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Acquired Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Acquiring Funds and may be enforced against the Acquiring Funds to the same extent as if the same had been incurred by the Acquiring Funds.

1.3

Immediately upon delivery to the Acquired Funds of the Acquiring Fund Shares, the Acquired Funds, as the then sole shareholders of the Acquired Funds, shall approve an Investment Advisory Agreement(s) between the Acquiring Trust, on behalf of the Acquired Funds, and Integrity Money Management, Inc. (the "Investment Manager").

1.4

Immediately following the action contemplated by paragraph 1.3, the Acquired Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding Acquiring Fund Shares received by the Acquired Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the accounts of the Acquired Funds on the books of the Acquiring Funds to open accounts on the share records of the Acquiring Funds in the names of the Current Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Funds will simultaneously be canceled on the books of the Acquired Trust. The Acquiring Funds shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Trust's transfer agent. As soon as practicable after the Closing, the Acquired Trust shall take all steps necessary to effect a complete liquidation of the Acquired Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Acquired Funds and shall take all other steps necessary to effect such dissolution.

2.	CLOSING AND CLOSING DATE
2.1

The Closing Date shall be [__________], 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Trust or at such other time and/or place as the Board of Trustees or officers of the Acquiring Trust may designate.

2.2

The Acquired Trust shall direct Union Bank of California, as custodian for the Acquired Funds (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) each of the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of the Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Funds.

2.3

BISYS Fund Services, as transfer agent for the Acquired Funds (the "Transfer Agent"), shall deliver, on behalf of the Acquired Funds, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.	REPRESENTATIONS AND WARRANTIES
3.1	The Acquired Trust, on behalf of the Acquired Funds, represents and warrants to the Acquiring Funds as follows:
(a)

The Acquired Funds are duly organized as series of the Acquired Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Acquired Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)

The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

(d)

On the Closing Date, each of the Acquired Funds will have good and marketable title to the Acquired Fund's assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(e) The Acquired Funds are not engaged currently, and the execution, delivery and performance of this Plan will not result, in a material violation of the Acquired Trust's Declaration of Trust or By-Laws;
(f)

Except as otherwise disclosed in writing to and accepted by the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Trust or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Funds at March 31, 2003 have been audited by Ernst & Young, LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of the Acquired Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)

Since March 31, 2003, there has not been any material adverse change in the Acquired Funds' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds. For the purposes of this subparagraph (h), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(i)

On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)

For each taxable year of its operation (including the taxable year ending on the Closing Date), each of the Acquired Funds has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code;

(k)

All issued and outstanding shares of each of the Acquired Funds are, and on the Closing Date will be, duly and validly issued, fully paid and non-assessable by the Company and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of each of the Acquired Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 2.3. The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Funds, nor is there outstanding any security convertible into any of the Acquired Funds' shares;

(l)

The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Trust, and, subject to any required approval of the shareholders of the Acquired Funds, this Plan will constitute a valid and binding obligation of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m)

The information to be furnished by the Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

3.2	The Acquiring Trust, on behalf of the Acquiring Funds, represents and warrants to the Acquired Fund as follows:
(a)

The Acquiring Funds are duly organized as series of the Acquiring Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Acquiring Trust's trust instrument to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)

The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Funds, are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)

On the Closing Date, each of the Acquiring Funds will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(e) The Acquiring Funds are not engaged currently, and the execution, delivery and performance of this Plan will not result, in a material violation of the Acquired Trust's trust instrument or By-Laws;
(f)

Except as otherwise disclosed in writing to and accepted by the Acquired Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)

On the Closing Date, all Federal and other tax returns and reports of the Acquiring Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(h)

For each taxable year of its operation, each of the series of the Acquiring Trust has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

(i)

All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued, fully paid and non-assessable by the Acquired Trust and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. Except for the shares issued pursuant to Article 1 above, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Funds before the effective date of the Reorganizations;

(j)

The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust on behalf of the Acquiring Funds and, subject to any required approval of the shareholders of the Acquiring Funds, this Plan will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(k)

The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(l)

All information to be furnished by or on behalf of the Acquiring Trust for use in the proxy materials to be supplied to shareholders of the Acquired Funds that relates to the Acquiring Trust, Acquiring Funds, Investment Manager, the agreements between the Acquiring Trust and other service providers, the effects, tax and otherwise, of the Reorganization on shareholders of the Acquired Funds, and other matters known primarily to the Acquiring Trust or the Investment Manager (i) shall be true and correct in all material respects; (ii) shall not contain (and shall not contain at the time the proxy statement is mailed to shareholders of the Acquired Funds) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and (iii) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
4.1

Each of the Acquiring Funds and Acquired Funds will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

4.2

To the extent required by applicable law, the Acquiring Trust and the Acquired Trust will call a meeting of the shareholders of the Acquired Funds and the Acquiring Funds, respectively, to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

4.3

The Acquired Funds covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

4.4	The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Funds' shares.
4.5

Subject to the provisions of this Plan, each of the Acquiring Funds and the Acquired Funds will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

4.6	As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
4.7

Each of the Acquiring Funds and the Acquired Funds shall use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

4.8

Each of the Acquired Funds covenants that it will, from time to time, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Funds may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

4.9

Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

The obligations of the Acquired Funds to consummate the transactions provided for herein shall be subject, at the Acquired Funds' election, to the performance by the Acquiring Funds of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

5.1

All representations and warranties of the Acquiring Funds and the Acquiring Trust contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

5.2

The Acquiring Trust and the Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquiring Trust and the Acquiring Funds on or before the Closing Date; and

5.3

The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of the Acquiring Funds to complete the transactions provided for herein shall be subject, at the Acquiring Funds' election, to the performance by the Acquired Funds of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1

All representations and warranties of the Acquired Trust and the Acquired Funds contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2

The Acquired Trust and the Acquired Funds shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquired Trust or the Acquired Funds on or before the Closing Date;

6.3

The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Funds or the Acquiring Funds, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

7.1

An Investment Advisory Agreement between the Acquiring Trust, on behalf of each Acquiring Fund, and the Investment Manager shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Funds in accordance with the provisions of the Acquired Trust's Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and the holders of the outstanding shares of the Acquiring Funds shall have approved by the requisite vote, if any, the Plan and the transactions contemplated herein in accordance with the provisions of the Acquiring Trust's trust instrument, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Funds. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this paragraph 7.1, to the extent applicable;

7.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of each party to this Plan, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

7.3

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Funds or the Acquired Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions;

7.4

Dechert LLP shall deliver an opinion addressed to the Acquired Trust and to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transactions contemplated by this Plan shall constitute tax-free reorganizations for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that a transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquired Trust and the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquired Trust nor the Acquiring Trust may waive the condition set forth in this paragraph 7.4.

8.	BROKERAGE FEES AND EXPENSES
8.1

The Acquiring Funds and the Acquired Funds each represent and warrant to the other that there are no brokers or finders entitled to receive any payments from the Acquiring Funds or Acquired Funds in connection with the transactions provided for herein.

8.2

All of the expenses and costs of the preparation, printing and solicitation of the proxy statement relating to the Reorganization and the transactions contemplated thereby shall be borne by Integrity Mutual Funds, Inc. or its affiliates.

9.	INDEMNIFICATION

The Acquiring Trust will assume certain liabilities and obligations of the Acquired Trust relating to any obligation of the Acquired Trust to indemnify its current and former trustees and officers, acting in their capacities as such, to the fullest extent permitted by law and the Acquired Trust's Declaration of Trust, as in effect as of the date of this Plan. Without limiting the foregoing, the Acquiring Trust agrees that all right to indemnification and all limitations of liability existing in favor of the current and former trustees and officers, acting in their capacity as such, under the Acquired Trust's Declaration of Trust as in effect as of the date of this Plan shall survive the consummation of the transactions contemplated hereunder and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns. Moreover, the Acquiring Trust shall purchase and maintain insurance coverage on behalf of the current and former trustees and officers of the Acquired Trust, acting in their capacities as such, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, for a period of at least five (5) years after the consummation of the transactions contemplated hereunder. Such insurance coverage shall be equivalent to the insurance coverage purchased and maintained by the Acquired Trust on behalf of these trustees and officers prior to the Closing Date.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

Prior to [__], 2003, this Plan and the transactions contemplated hereby may be terminated and abandoned only upon the mutual written consent of the parties to this Plan. Thereafter, this Plan and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

12.	AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following any meeting of the shareholders called by the Acquired Funds pursuant to paragraph 7.1 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; CONFIDENTIALITY
13.1	The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.
13.2	This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
13.3	This Plan may be executed in any number of counterparts each of which shall be deemed an original.
13.4

This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

13.5

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

13.6

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Trust personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

13.7

The sole remedy of a party hereto for a breach of any representation or warranty made in this Plan by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

13.8

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party (and each employee, representative or other agent of each party) hereto may disclose to any and all persons, without limitation of any kind, any information with respect to the United States federal income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such parties (or their representatives) relating to such tax treatment and tax structure. To the extent not inconsistent with the immediately preceding sentence, this authorization does not extend to disclosure of any other information, including without limitation (a) the names and addresses of the shareholders of the Acquired Trust, (b) all information reasonably identified as confidential in writing by any party hereto, or (c) any other term or detail, or portion of any documents or other materials, not related to the tax treatment or tax structure of the potential transaction. Except as permitted by this Plan, each party hereto shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information has come into the public domain.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be approved on behalf of the Acquiring Funds and the Acquired Funds.

THE INTEGRITY FUNDS a Delaware statutory trust
By:_______________________ Name: Title:
THE WILLAMETTE FUNDS a Delaware statutory trust
By:_______________________ Name: Title:

APPENDIX C

Name, address and occupations of the principal executive officer and each director of Integrity Management:

The following table sets forth certain information with respect to Integrity Management's executive officers and directors:
Name and Address	Position with Integrity Management	Occupation
Robert E. Walstad 1 Main Street North Minot, ND 58703	President, Director and Treasurer

Director (since September 1987), President (September 1987 - October 2001 and September 2002 - present), Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.); Director, President and Treasurer, ND Money Management, Inc., ND Capital, Inc., ND Resources, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc.; Trustee, Chairman, President, and Treasurer, Ranson Managed Portfolios; Director, President, CEO, and Treasurer, The Ranson Company, Inc. (January 1996 to February 1997), and Ranson Capital Corporation; Director (since October 1999), President (October 1999 - October 2001 and September 2002 - present), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

Peter A. Quist 1 Main Street North Minot, ND 58703	Vice President, Director and Secretary

Attorney; Director and Vice President, Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.); Director, Vice President and Secretary, ND Money Management, Inc., ND Capital, Inc., ND Resources, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (since April 1995), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (since September 1998), The Ranson Company, Inc. (January 1996 to February 1997), Ranson Capital Corporation; (since January 1996), and Director, ARM Securities Corporation (since May 2000) .

APPENDIX D

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated Fund:
Controlling Party or Principal Holder of Securities and Address*	Shares Owned	% Owned
VALUE FUND Pershing LLC P O Box 2052 Jersey City, NL 07303-9998	1,219,285.49	99.02%
SMALL CAP GROWTH FUND Pershing LLC P O Box 2052 Jersey City, NL 07303-9998	2,051,699.02	99.26%
GLOBAL HEALTH SCIENCES FUND Pershing LLC P O Box 2052 Jersey City, NL 07303-9998	1,904,029.44	99.33%
TECHNOLOGY FUND Pershing LLC P O Box 2052 Jersey City, NL 07303-9998	1,936,462.33	99.57%
*. Pershing LLC is the record owner of each Fund's shares. Trust management is not aware of any beneficial owner of 5% or more of a Fund's shares. Each shareholder vote is important.

THE WILLAMETTE FUNDS
3435 Stelzer Road
Columbus, Ohio 43219
1-877-945-3863

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
August 29, 2003

VALUE FUND

PROXY

The undersigned hereby appoints Alysha Danko and Kim Grundfast, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of the Value Fund ("Fund"), a series of The Willamette Funds (the "Trust"), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on August 29, 2003, at the offices of the Trust's administrator, 60 State Street, Suite 1300, Boston, Massachusetts 02109 as adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a new investment advisory agreement with Integrity Money Management, Inc.
FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2003

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.
---------------------------------------- Signature	-------------------------------------- Signature (if held jointly)
---------------------------------------- Title (If applicable)	-------------------------------------- Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THE WILLAMETTE FUNDS
3435 Stelzer Road
Columbus, Ohio 43219
1-877-945-3863

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
August 29, 2003

SMALL CAP GROWTH FUND

PROXY

The undersigned hereby appoints Alysha Danko and Kim Grundfast, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of the Small Cap Growth Fund ("Fund"), a series of The Willamette Funds (the "Trust"), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on August 29, 2003, at the offices of the Trust's administrator, 60 State Street, Suite 1300, Boston, Massachusetts 02109 as adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a new investment advisory agreement with Integrity Money Management, Inc.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2003

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.
----------------------------------------- Signature	---------------------------------------- Signature (if held jointly)
----------------------------------------- Title (If applicable)	--------------------------------------- Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THE WILLAMETTE FUNDS
3435 Stelzer Road
Columbus, Ohio 43219
1-877-945-3863

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
August 29, 2003

GLOBAL HEALTH SCIENCES FUND

PROXY

The undersigned hereby appoints Alysha Danko and Kim Grundfast, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of the Global Health Sciences Fund ("Fund"), a series of The Willamette Funds (the "Trust"), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on August 29, 2003, at the offices of the Trust's administrator, 60 State Street, Suite 1300, Boston, Massachusetts 02109 as adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a new investment advisory agreement with Integrity Money Management, Inc.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2003

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.
---------------------------------------- Signature	------------------------------------------- Signature (if held jointly)
---------------------------------------- Title (If applicable)	------------------------------------------- Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THE WILLAMETTE FUNDS
3435 Stelzer Road
Columbus, Ohio 43219
1-877-945-3863

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
August 29, 2003

TECHNOLOGY FUND

PROXY

The undersigned hereby appoints Alysha Danko and Kim Grundfast, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of the Technology Fund ("Fund"), a series of The Willamette Funds (the "Trust"), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on August 29, 2003, at the offices of the Trust's administrator, 60 State Street, Suite 1300, Boston, Massachusetts 02109 as adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a new investment advisory agreement with Integrity Money Management, Inc.
FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2003

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.
--------------------------------------- Signature	------------------------------------------ Signature (if held jointly)
--------------------------------------- Title (If applicable)	------------------------------------------ Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.